UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-09237
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman,
CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: December 31, 2010
DATE OF REPORTING PERIOD: January 1, 2010 through June 30, 2010

ITEM 1. REPORT TO SHAREHOLDERS.

CALAMOS®

Investment strategies for
your serious money®

Calamos Growth and Income Portfolio

Semiannual Report June 30, 2010

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Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For more than 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. Much of our success is due to our consistent application of our core belief when it comes to investment management: one-team, one-process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies. Our product offering includes the Growth and Income Portfolio discussed in this report. Pay attention to notes throughout the document.

We invite you to review our semiannual report.

Letter to Contract Owners

Dear Contract Owner:

This era of seemingly stop-and-start recovery in the American economy and uncertainty in international markets illustrates the need to be diversified and to seek growth opportunities around the globe. At Calamos Investments, we believe our more than 30 years of experience combined with our time-tested one-team, one-process approach to investment management will be valuable in these uncertain times. The investment philosophy is based on researching and evaluating opportunities and finding companies that demonstrate balance sheet and management strength, enjoy a broad base of revenue or are poised to capitalize on positive trends wherever they may be.

However, many people have mixed feelings about being invested in the markets these days. Some have trepidation about being long in a volatile market, while others are concerned about not being fully invested and missing opportunities. In our view, our time-tested low-volatility strategy utilized in the Growth and Income Portfolio has provided both performance and peace of mind to those concerned about market volatility. This strategy seeks an asymmetric return profile to reduce volatility and to limit an investor’s downside risk while still allowing for upside potential in a rising market. This low-volatility product is at the core of our company’s foundation and remains a focal point of our expertise.

In the early months of this reporting period, equity markets began to rebound and trended up. The Dow Jones Industrial Average hit the 11,000 mark and consumer confidence began to show signs of optimism. In May, the European Union and the International Monetary Fund completed negotiations on the $135 billion bailout to support the struggling Greek economy. However, despite those measures of progress, there are still many unanswered questions in the U.S. and global economies. In the final weeks of our semiannual reporting period, whipsaw markets gave back more than 1,000 points of gains on the big board and rattled the confidence of many investors.

We continue to look for—and find—opportunity in volatile markets using our proprietary research process to identify companies that have both healthy capital structures and global revenue streams. The investment team continually monitors each of the market sectors and the individual holdings within them and makes adjustments that we believe are in the best long-term interest of the strategies and you, our shareholder.

Growth and Income Portfolio Letter to Contract Owners SEMIANNUAL REPORT	1

Letter to Contract Owners

The fact that there is unrest in the world and in the global economy—which is reflected in the volatility of financial markets—must be looked at from an investor’s perspective. There is an old adage that “every good market climbs a wall of worry.” There is no doubt that there is plenty to worry about. However, in our view, the flipside of volatility is opportunity and we believe there is plenty of opportunity. In these volatile markets, we are emboldened in our view that active management will be key to creating wealth during these tumultuous times. Overall, we are still optimistic about investment opportunities this year.

In this semiannual report you will find a variety of information about the six months ended June 30, 2010 for your review. Enclosed is commentary from our investment team, a list of portfolio holdings, financial data and highlights, as well as details about the performance and allocation of the Portfolio.

We encourage you to call your financial advisor or Calamos Investments at 800.582.6959 to address any personalized questions you may have. You may also visit our website at www.Calamos.com for more information.

Thank you for trusting us to achieve your investment goals. We look forward to serving your needs in the years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

Before investing, carefully consider the portfolio’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Read it carefully.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

This report is for informational purposes only and should not be considered investment advice.

2	Growth and Income Portfolio SEMIANNUAL REPORT Letter to Contract Owners

Market Sector Analysis

Calamos Investment’s one-team, one-process philosophy leverages the combined experience of all our management professionals to provide in-depth analysis of investment opportunities across all sectors and industries. Below is commentary on the performance of various business sectors from January 2010 through June 2010 and some of the views we hold regarding these sectors for the short-term future. The market sectors are represented across the Calamos Funds in varying allocations. Please see the Growth and Income Portfolio’s description in this report for details on sector allocation.

The investment team continually monitors each of the market sectors and the individual holdings within them and makes adjustments that we believe are in the best interest of the Portfolio and its contract holders.

Sector	Key Considerations
Financials	Banks will be under pressure to pay for the FDIC’s huge insurance liability, while new regulations, lower ROEs and ROAs continue to make the banking sector too uncertain a sector to participate in significantly. Mid-sized banks should benefit from local bank consolidation and government loss share. Asset managers and insurance look reasonable from valuation- and business-model perspectives.
Calamos made the decision to exit its investments in Goldman Sachs in light of recent regulatory matters affecting the company.
Technology	Capital spending as a percentage of GDP is at a 40-year-low, and we expect that this trend will reverse and spending will improve. Technology companies are positioned well for a rebound in the capital spending cycle and are very used to competing in a deflationary environment. Productivity enhancement and cost controls should help technology spending. We see consumers remaining willing to purchase certain “special” continually improving products such as cell phones, laptops and flat-screens.
This sector should benefit from global infrastructure stimulus spending. Stock valuations are attractive and the risk/reward is compelling. The sector may be re-establishing its leadership position in the equity market for the first time since the last decade’s collapse.
Consumer Staples	We favor low-cost producers with global reach and brand focus. There is presently a narrow risk/reward relationship band, but as emerging economies improve, we may consider further increasing our exposure and we may be opportunistic and add on to market weakness.
Industrials	Valuations previously implied a very weak economic cycle for the next decade, but valuations are now pricing in a more normal cycle. In the third quarter of 2009, we reduced our overweight to neutral weight relative to the Portfolio’s benchmark. Global infrastructure stimulus spending will benefit many companies in this sector, so we expect that overall growth should be above the average global growth rate.

Growth and Income Portfolio Market Sector Analysis SEMIANNUAL REPORT	3

Market Sector Analysis

Sector	Key Considerations
Materials	Valuations are becoming stretched. We favor commodity businesses over the raw materials. Further U.S. dollar devaluation and global stimulus spending should help boost economies.
Energy	U.S. dollar devaluation should help support energy prices. Mid-East turmoil adds to the attractiveness of this sector as it can hedge any unforeseen energy price spikes. In addition, the sector is sorting out the repercussions of the April BP oil spill and its possible impact on government regulation.
Consumer Discretionary	Stocks offer significant discrepancies in values and opportunities, with a widening divide between winners and losers. The U.S. appears to have excess retail capacity.
Health Care	This sector may be undergoing some significant changes with the U.S. government taking on a more activist approach and becoming a major player and insurer. It is important to follow government actions and adjust accordingly. We are assessing potential opportunities and risk, given recent healthcare legislation and likely responses.

4	Growth and Income Portfolio SEMIANNUAL REPORT Market Sector Analysis

Defensive Equity

This Portfolio is a lower-volatility strategy that aims to generate a high long-term total return through the combination of capital appreciation and current income, and reduced volatility compared to pure-equity portfolios. This specially-balanced, defensive equity Portfolio blends corporate stocks with convertible securities: corporate revenue-generating bonds that have ability to convert to shares of stock in the associated company. We believe this combination maximizes an investors’ balance of risk/reward by allowing for upside capital appreciation of stocks with downside protection created by the convertible bond holdings in the Portfolio. Defensive equity funds are favored by investors who seek participation in the stock market while having the comfort of potentially reduced downside exposure during declining markets.

The Growth and Income Portfolio has been able to generate market-beating performance with less risk than its equity benchmark since its inception in 1999, whether risk is measured by standard deviation, which is the volatility of value, or beta, which is a historic measure of a portfolio’s volatility versus the market. For example, a beta of 0.5 reflects one-half of the market’s volatility as represented by the S&P 500 Index, while a beta of 2.0 reflects twice the market’s volatility. Accordingly, the lower the beta, the lower the risk. This defensive equity strategy seeks to maximize performance potential with low beta. The combination of risk/reward relative to broad-based U.S. and world equity indexes makes this Portfolio suitable as a “core” equity investment, in our opinion.

Growth and Income Portfolio Defensive Equity SEMIANNUAL REPORT	5

Calamos Growth and Income Portfolio
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Portfolio’s performance, strategy and positioning during the six-month period ended June 30, 2010.

Portfolio Objective
High long-term total return through growth and current income

Investment Strategy

•	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

•	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

•	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

Investor Profile
This Portfolio may be suitable for investors who seek:

•	A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

•	A consistent income stream

The Growth and Income Portfolio has a defensive equity, lower-volatility objective, seeking high long-term total return through growth of equities and current income from the convertible securities in the Portfolio. The majority of issues in this Portfolio are from U.S.-based companies which may have revenue streams from both domestic and international economies, and are positioned for growth in their respective market sectors.

Growth of $10,000: for 10-year period ended 6/30/10

The Growth and Income Portfolio has provided strong returns in the last decade as seen above, relative to the broad equity market, as represented by the S&P 500 Index1, while adhering to its lower-volatility, defensive equity mandate. By blending equities with equity-sensitive convertible securities, the Portfolio in comparison to the S&P 500 Index1 has participated in equity upside, while protecting value during down market cycles.

How do we define a lower-volatility strategy?

The Growth and Income Portfolio has a beta of 0.71 over the ten-year period ended June 30, 2010, versus the S&P 500 Index1. The Portfolio, therefore, demonstrated long-term outperformance versus the market with approximately 30% less risk.

6	Growth and Income Portfolio SEMIANNUAL REPORT Calamos Growth and Income Portfolio

Calamos Growth and Income Portfolio

SECTOR WEIGHTINGS
As of June 30, 2010

Information Technology	32.9%
Health Care	12.7
Energy	9.9
Industrials	9.2
Financials	7.5
Materials	7.4
Consumer Staples	4.8
Consumer Discretionary	4.4
Sector weightings exclude any sovereign bonds or options on broad market indexes the portfolio may hold.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions.

How did the Portfolio perform over the reporting period?

The Growth and Income Portfolio returned a -6.04% for the six months ended June 30, 2010, beating the broad equity market’s -6.65% loss as measured by the S&P 500 Index1, while underperforming the Value Line Convertible Index2 increase of 2.18%.

Why does the Portfolio list multiple benchmarks?

The Growth and Income Portfolio is managed as a lower-volatility total-return investment. The Portfolio seeks to outperform the broad equity market over full market cycles, as measured by the S&P 500 Index1. Equally as important, the Portfolio may utilize convertible securities, hence our use of the Value Line Convertible Index2 for research and analytic purposes.

What affected the Portfolio’s performance over the reporting period?

After strong performance in 2009, many of the Portfolio’s winners sold off in the broad market in early-year profit taking, although management felt these holdings were still among the most compelling. We stayed with our conviction in those names as we did not see fundamental issues or relative price concerns that would alter our views and these names did recover, much in line with our expectations. But some lower quality and higher beta names rallied in the period, more than what we expected in light of not much positive fundamental change in the overall economic landscape.

Relative to the S&P 500 Index1, the Portfolio was hampered by an underweight allocation and relative selection within consumer discretionary and industrials. Some lower quality consumer retailing companies, which we did not own, posted surprisingly strong returns in the period. In light of the overall economic picture, our overweight stance and relative selection with energy in the period also held back returns. The Portfolio benefited from good relative selection within health care, as well as underweight positions to the lower growth sectors of utilities and telecommunication services, which lagged other sector returns within the index.

Some hedging strategies put in place during the period were a relative drag on performance since the market followed a mostly upward pattern beginning in February and volatility was generally declining. However, we believe that there is a current uneasiness among investors and that volatility may be increasing as systemic risks are still heightened and we have kept the hedging strategies in place.

Growth and Income Portfolio Calamos Growth and Income Portfolio SEMIANNUAL REPORT	7

Calamos Growth and Income Portfolio

What changes have you made during the reporting period?

With the many uncertainties surrounding the fate of the global economic recovery, we have largely maintained our current approach and allocation. With that said, we have begun to reduce some of our more cyclically sensitive investments which enjoyed strong rallies through 2009, especially within both energy and materials. Our positive long-term growth outlook for both sectors remains in place. Our allocation to technology increased, as we continue to see good growth opportunities going forward. We also added to our consumer staples allocation, which can sometimes lower the volatility within the Portfolio, as well as provide stability as these companies tend to have more sustainable growth prospects that are less dependent on robust economic growth.

8	Growth and Income Portfolio SEMIANNUAL REPORT Calamos Growth and Income Portfolio

Performance and Portfolio Information

 AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/2010

6-MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS

-6.04%	15.59%	-2.70%	2.79%	4.01%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

NOTES: [1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[2] The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Growth and Income Portfolio Performance and Portfolio Information SEMIANNUAL REPORT	9

Expense Overview

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual
In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical
In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2010 through June 30, 2010, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, January 1, 2010 and held through June 30, 2010

Actual Expenses per $1,000*	$6.93
Actual - Ending Balance	$939.60

Hypothetical Expenses per $1,000*	$7.20
Hypothetical - Ending Value	$1,017.65

Annualized expense ratio	1.44%

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

10	Growth and Income Portfolio SEMIANNUAL REPORT Expense Overview

Schedule of Investments

 JUNE 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (35.5%)
		Consumer Discretionary (1.3%)
110,000		International Game Technology 3.250%, 05/01/14	$121,000
190,000		Priceline.com, Inc.* 1.250%, 03/15/15	175,512

			296,512

		Energy (0.8%)
200,000		Chesapeake Energy Corp. 2.750%, 11/15/35	175,250

		Financials (0.5%)
110,000		Leucadia National Corp. 3.750%, 04/15/14	115,775

		Health Care (7.4%)
120,000		Endo Pharmaceuticals Holdings, Inc.* 1.750%, 04/15/15	114,000
305,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	295,087
200,000		Life Technologies Corp. 3.250%, 06/15/25	226,000
40,000		Medicis Pharmaceutical Corp. 2.500%, 06/04/32	39,750
310,000		Medtronic, Inc. 1.625%, 04/15/13	312,325
200,000		Mylan, Inc. 1.250%, 03/15/12	200,000
110,000		NuVasive, Inc. 2.250%, 03/15/13	116,463
120,000		Salix Pharmaceuticals, Ltd. 2.750%, 05/15/15	130,200
265,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	310,050

			1,743,875

		Industrials (2.4%)
190,000		AGCO Corp. 1.250%, 12/15/36	180,737
340,000		Danaher Corp. 0.000%, 01/22/21	369,325

			550,062

		Information Technology (16.5%)
100,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	165,479
100,000		Concur Technologies, Inc.* 2.500%, 04/15/15	101,875
645,000		EMC Corp. 1.750%, 12/01/13	819,956
225,000		Intel Corp.* 3.250%, 08/01/39	254,531
140,000		Linear Technology Corp. 3.000%, 05/01/27	137,725
270,000		Micron Technology, Inc. 1.875%, 06/01/14	238,612
570,000		NetApp, Inc. 1.750%, 06/01/13	735,300
284,000		Nuance Communications, Inc. 2.750%, 08/15/27	298,200
250,000		ON Semiconductor Corp. 2.625%, 12/15/26	235,313
130,000		Rovi Corp.* 2.625%, 02/15/40	132,925
110,000		Seagate Technology 2.375%, 08/15/12	111,100
300,000		Symantec Corp. 1.000%, 06/15/13	306,375
90,000		VeriSign, Inc. 3.250%, 08/15/37	81,788
250,000		Xilinx, Inc.* 2.625%, 06/15/17	254,375

			3,873,554

		Materials (6.6%)
95,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	122,669
100,000		Anglo American, PLC 4.000%, 05/07/14	141,547
330,000		Goldcorp, Inc. 2.000%, 08/01/14	385,275
		Newmont Mining Corp.
305,000		1.625%, 07/15/17	441,106
210,000		1.250%, 07/15/14	300,300
50,000		3.000%, 02/15/12	71,125
100,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	92,625

			1,554,647

		TOTAL CONVERTIBLE BONDS (Cost $7,516,784)	8,309,675

SYNTHETIC CONVERTIBLE SECURITIES (7.6%)
		Sovereign Bonds (6.5%)
260,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	231,743
42,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	226,300
260,000	CAD	Government of Canada 2.000%, 12/01/14	241,739
		Government of New Zealand
170,000	NZD	6.000%, 04/15/15	123,287
160,000	NZD	6.500%, 04/15/13	116,424
165,000	SGD	Government of Singapore 1.375%, 10/01/14	120,894

Growth and Income Portfolio Schedule of Investments SEMIANNUAL REPORT	11

See accompanying Notes to Schedule of Investments

Schedule of Investments

 JUNE 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Kingdom of Norway
650,000	NOK	5.000%, 05/15/15	$111,310
635,000	NOK	6.500%, 05/15/13	108,820
1,800,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	239,613

		TOTAL SOVEREIGN BONDS	1,520,130

NUMBER OF
CONTRACTS			VALUE

Purchased Options (1.1%) #
		Consumer Discretionary (0.1%)
35		Best Buy Company, Inc. Call, 01/21/12, Strike $45.00	10,675
7		Priceline.com, Inc. Call, 01/21/12, Strike $200.00	25,375

			36,050

		Financials (0.3%)
115		Bank of America Corp. Call, 01/21/12, Strike $15.00	36,225
41		JPMorgan Chase & Company Call, 01/21/12, Strike $40.00	23,780

			60,005

		Health Care (0.1%)
50		Teva Pharmaceutical Industries, Ltd. Call, 01/21/12, Strike $60.00	18,625

		Information Technology (0.6%)
9		Apple, Inc. Call, 01/21/12, Strike $210.00	69,120
40		Cognizant Technology Solutions Corp. Call, 01/21/12, Strike $47.50	46,200
5		Google, Inc. Call, 01/21/12, Strike $530.00	22,275
15		Linear Technology Corp. Call, 01/21/12, Strike $30.00	4,800

			142,395

		TOTAL PURCHASED OPTIONS	257,075

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,892,531)	1,777,205

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (8.1%)
		Consumer Staples (2.8%)
12,300		Archer-Daniels-Midland Company 6.250%	$445,383
430		Bunge, Ltd. 5.125%	212,313

			657,696

		Financials (3.5%)
4,900		Affiliated Managers Group, Inc. 5.150%	158,637
440		Bank of America Corp. 7.250%	399,520
270		Wells Fargo & Company 7.500%	251,370

			809,527

		Health Care (1.0%)
230		Mylan, Inc. 6.500%	244,488

		Materials (0.8%)
2,700		Vale, SA 6.750%	189,891

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,683,092)	1,901,602

COMMON STOCKS (44.1%)
		Consumer Discretionary (3.0%)
4,293		Amazon.com, Inc.#	469,053
3,700		Nike, Inc. - Class B	249,935

			718,988

		Consumer Staples (2.0%)
4,600		Coca-Cola Company	230,552
8,000	GBP	Diageo, PLC	125,663
2,400		Wal-Mart Stores, Inc.	115,368

			471,583

		Energy (9.1%)
5,490		Apache Corp.	462,203
7,325		Devon Energy Corp.	446,239
12,000		Halliburton Company	294,600
5,500	CAD	Nexen, Inc.	108,186
9,800		Noble Corp.#	302,918
3,100		Occidental Petroleum Corp.	239,165
12,214		Pride International, Inc.#	272,861

			2,126,172

		Financials (3.2%)
1,950		Affiliated Managers Group, Inc.#	118,502
2,400		Aflac, Inc.	102,408
2,500		Franklin Resources, Inc.	215,475

12	Growth and Income Portfolio SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 JUNE 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

2,250		Prudential Financial, Inc.	$120,735
4,600		T. Rowe Price Group, Inc.	204,194

			761,314

		Health Care (4.2%)
1,315		Alcon, Inc.	194,870
4,400		Johnson & Johnson~	259,864
4,300		Medtronic, Inc.	155,961
7,426		Merck & Company, Inc.	259,687
2,300		Stryker Corp.	115,138

			985,520

		Industrials (6.8%)
6,500	CHF	ABB, Ltd.#	113,169
2,000		Caterpillar, Inc.	120,140
5,000		Dover Corp.	208,950
6,200		Eaton Corp.	405,728
3,800		Parker-Hannifin Corp.	210,748
8,125		United Technologies Corp.	527,394

			1,586,129

		Information Technology (15.8%)
7,250		Accenture, PLC	280,213
25,200		ARM Holdings, PLC	312,480
8,000	GBP	Autonomy Corp., PLC#	218,067
23,640		Cisco Systems, Inc.#	503,768
19,175		eBay, Inc.#	376,022
10,000		Infosys Technologies, Ltd.	599,100
16,405		Microsoft Corp.	377,479
20,900		Oracle Corp.	448,514
12,500		QUALCOMM, Inc.	410,500
270	KRW	Samsung Electronics Company, Ltd.	169,348

			3,695,491

		TOTAL COMMON STOCKS (Cost $10,673,859)	10,345,197

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (4.1%) #
		Other (4.1%)
		S & P 500 Index
80		Put, 12/18/10, Strike $1,075.00	860,000
10		Put, 09/18/10, Strike $1,100.00	95,100

		TOTAL PURCHASED OPTIONS (Cost $492,610)	955,100

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (0.9%)
211,810		Fidelity Prime Money Market Fund - Institutional Class (Cost $211,810)	$211,810

TOTAL INVESTMENTS (100.3%) (Cost $22,470,686)			23,500,589

LIABILITIES, LESS OTHER ASSETS (-0.3%)			(70,317)

NET ASSETS (100.0%)			$23,430,272

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At June 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $919,218 or 3.9% of net assets.
#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $236,240.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound Sterling
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Growth and Income Portfolio Schedule of Investments SEMIANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

June 30, 2010 (unaudited)

ASSETS
Investments in securities, at value (cost $22,470,686)	$23,500,589
Receivables:
Accrued interest and dividends	73,865
Investments sold	112,447
Portfolio shares sold	18,146
Prepaid expenses	2,953
Other assets	52,677

Total assets	23,760,677

LIABILITIES
Payables:
Investments purchased	218,755
Portfolio shares redeemed	8,293
Affiliates:
Investment advisory fees	15,099
Deferred compensation to trustees	52,677
Financial accounting fees	230
Trustees’ fees and officer compensation	950
Other accounts payable and accrued liabilities	34,401

Total liabilities	330,405

NET ASSETS	$23,430,272

COMPOSITION OF NET ASSETS
Paid in capital	$25,016,630
Undistributed net investment income (loss)	(449,139)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(2,166,610)
Unrealized appreciation (depreciation) of investments and foreign currency translations	1,029,391

NET ASSETS	$23,430,272

Shares outstanding (no par value; unlimited number of shares authorized)	1,991,894
Net asset value and redemption price per share	$11.76

14	Growth and Income Portfolio SEMIANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Six Months Ended June 30, 2010 (unaudited)

INVESTMENT INCOME
Interest	$235,889
Dividends	162,950
Dividend taxes withheld	(749)

Total investment income	398,090

EXPENSES
Investment advisory fees	94,342
Audit fees	28,231
Legal fees	18,204
Printing and mailing fees	12,331
Accounting fees	9,979
Trustees’ fees and officer compensation	7,325
Custodian fees	7,051
Transfer agent fees	1,543
Financial accounting fees	1,438
Other	1,310

Total expenses	181,754

Net expenses	181,754

NET INVESTMENT INCOME (LOSS)	216,336

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	312,537
Purchased options	(40,198)
Foreign currency transactions	2,300
Written options	9,779
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(2,478,679)
Purchased options	434,186
Foreign currency translations	(376)
Written options	(2,640)

NET GAIN (LOSS)	(1,763,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,546,755)

Growth and Income Portfolio Statement of Operations SEMIANNUAL REPORT	15

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
	(unaudited)	December 31, 2009

OPERATIONS
Net investment income (loss)	$216,336	$544,990
Net realized gain (loss)	284,418	(667,369)
Change in unrealized appreciation/(depreciation)	(2,047,509)	7,472,015

Net increase (decrease) in net assets resulting from operations	(1,546,755)	7,349,636

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(350,007)	(623,616)

Total distributions	(350,007)	(623,616)

CAPITAL SHARE TRANSACTIONS
Issued	2,040,961	2,749,466
Issued in reinvestment of distributions	350,007	623,616
Redeemed	(2,932,210)	(5,266,044)

Net increase (decrease) in net assets from capital share transactions	(541,242)	(1,892,962)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,438,004)	4,833,058

NET ASSETS
Beginning of period	$25,868,276	$21,035,218

End of period	23,430,272	25,868,276

Undistributed net investment income (loss)	$(449,139)	$(315,468)

CAPITAL SHARE TRANSACTIONS
Shares issued	160,626	245,474
Shares issued in reinvestment of distributions	27,809	59,976
Shares redeemed	(235,238)	(511,525)

Net increase (decrease) in capital shares outstanding	(46,803)	(206,075)

16	Growth and Income Portfolio SEMIANNUAL REPORT Statement of Changes in Net Assets

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation. The valuation of the Portfolio’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities and certain convertible preferred securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Growth and Income Portfolio Notes to Financial Statements SEMIANNUAL REPORT	17

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Portfolio also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for unrecognized tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005-2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

18	Growth and Income Portfolio SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period, the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means a Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $52,677 are included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2010. The Portfolio’s obligation to make payments under the

Growth and Income Portfolio Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements

Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at June 30, 2010.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sale of long-term investments, for the period ended June 30, 2010 were as follows:

Cost of purchases	$7,049,258
Proceeds from sales	$7,157,698

The following information is presented on a federal income tax basis as of June 30, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at June 30, 2010 was as follows:

Cost basis of Investments	$22,962,266
Gross unrealized appreciation	$1,998,460
Gross unrealized depreciation	$(1,460,137)
Net unrealized appreciation (depreciation)	$538,323

NOTE 4 – INCOME TAXES

The tax character of distributions for the period ended June 30, 2010 will be determined at the end of the Portfolio’s current fiscal year. Distributions during the fiscal year ended December 31, 2009, were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$623,616

As of December 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$78,087
Undistributed capital gains	—

Total undistributed earnings	78,087
Accumulated capital and other losses	(2,528,709)
Net unrealized gains/(losses)	2,812,704

Total accumulated earnings/(losses)	362,082
Other	(51,678)
Paid-in capital	25,557,872

Net assets	$25,868,276

As of December 31, 2009, the Portfolio had capital loss carryforwards which, if not used, will expire as follows:

2016	$(2,285,871)
2017	(242,838)

The Portfolio had no deferred post-October losses occurring subsequent to October 31, 2009.

NOTE 5 – DERIVATIVE INSTRUMENTS

Equity Risk. The Portfolio may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the

20	Growth and Income Portfolio SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of June 30, 2010, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended June 30, 2010, the Portfolio had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at December 31, 2009	20	$11,240
Options written	—	—
Options closed	(20)	(11,240)
Options exercised	—	—
Options expired	—	—

Options outstanding at June 30, 2010	—	$—

Below are the types of derivatives in the Portfolio by gross value as of June 30, 2010:

	Assets		Liabilities

	Statement of Assets &		Statement of Assets &
	Liabilities Location	Value	Liabilities Location	Value

Derivative Type:
Options purchased	Investments in securities	$1,212,175

VOLUME OF DERIVATIVE ACTIVITY FOR THE SIX MONTHS ENDED JUNE 30, 2010*

Derivative Type	Volume

Equity: Purchased options	400

*	Activity during the period is measured by opened number of contracts for options.

NOTE 6 – SYNTHETIC CONVERTIBLE SECURITIES

The Portfolio may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or

Growth and Income Portfolio Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements

purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 7 – VALUATIONS

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 assets and liabilities are valued using unobservable inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

Value of Investment
Valuation Inputs	Securities

Level 1 – Quoted Prices
Common Stocks	$9,718,950
Convertible Preferred Stocks	1,530,652
Synthetic Convertible Securities (Purchased Options)	257,075
Purchased Options	955,100
Short Term Investment	211,810
Level 2 – Other significant observable inputs
Common Stocks	626,247
Convertible Bonds	8,309,675
Convertible Preferred Stocks	370,950
Synthetic Convertible Securities (Sovereign Bonds)	1,520,130

Total	$23,500,589

22	Growth and Income Portfolio SEMIANNUAL REPORT Notes to Financial Statements

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(unaudited)
	Six Months
	Ended		Year Ended December 31,
	June 30,
	2010		2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.69		$9.37	$14.32	$14.39	$14.51	$13.98

Income from investment operations:
Net investment income (loss)	0.11	(a)	0.26 (a)	0.18 (a)	0.13	0.16	0.11

Net realized and unrealized gain (loss)	(0.87)		3.36	(4.60)	1.14	1.20	0.87

Total from investment operations	(0.76)		3.62	(4.42)	1.27	1.36	0.98

Distributions:
Dividends from net investment income	(0.17)		(0.30)	(0.13)	(0.20)	(0.29)	(0.33)

Dividends from net realized gains	—		—	(0.40)	(1.14)	(1.19)	(0.12)

Total distributions	(0.17)		(0.30)	(0.53)	(1.34)	(1.48)	(0.45)

Net asset value, end of period	$11.76		$12.69	$9.37	$14.32	$14.39	$14.51

Ratios and supplemental data:
Total return(b)	(6.04)%		39.42%	(31.74)%	8.87%	9.45%	7.15%

Net assets, end of period (000)	$23,430		$25,868	$21,035	$36,697	$36,972	$35,796

Ratio of net expenses to average net assets	1.44	%(c)	1.30%	1.18%	1.16%	1.24%	1.27%

Ratio of gross expenses to average net assets prior to expense reductions	1.44	%(c)	1.30%	1.19%	1.17%	1.24%	1.27%

Ratio of net investment income (loss) to average net assets	1.72	%(c)	2.46%	1.53%	0.90%	1.02%	0.76%

Portfolio turnover rate	29.4%		67.0%	85.2%	76.8%	66.0%	69.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

(c)	Annualized.

Growth and Income Portfolio Financial Highlights SEMIANNUAL REPORT	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of June 30, 2010, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Portfolio for the year ended December 31, 2009 and the financial highlights for each of the five years then ended, and in our report dated February 8, 2010, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
August 5, 2010

24	Growth and Income Portfolio SEMIANNUAL REPORT Report of Independent Registered Public Accounting Firm

Trustee Approval of Management Agreement

The Board of Trustees of Calamos Advisors Trust oversees the Portfolio’s management, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Trust and the Portfolio. The “Independent Trustees,” who comprise more than 75% of the Board, have never been affiliated with Calamos Advisors.

In connection with its most recent consideration regarding continuation of the management agreement, the Board received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting on June 9, 2010, based on its evaluation of the information referred to above and other information, the Board determined that the overall arrangements between the Portfolio and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Board considered relevant in the exercise of its business judgment. At that meeting, the Board, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2011, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the services provided by Calamos Advisors to the Portfolio, (ii) the investment performance of the Portfolio as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds, (iv) the profitability to Calamos Advisors and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether fee levels share with Portfolio investors economies of scale and (vi) other benefits to Calamos Advisors from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Extent and Quality of Services

The Board’s consideration of the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio took into account the knowledge gained from the Board’s meetings with Calamos Advisors throughout the prior year. In addition, the Board considered: Calamos Advisors’ long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of Calamos Advisors’ investment personnel responsible for managing the Portfolio; Calamos Advisors’ performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and Calamos Advisors’ resources and key personnel involved in providing investment management services to the Portfolio, including the time that investment personnel devote to the Portfolio and the investment results produced by Calamos Advisors’ in-house research. The Board also considered compliance reports about Calamos Advisors from the Trust’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio were appropriate and consistent with the management agreement and that the Portfolio was likely to continue to benefit from services provided under its management agreement with Calamos Advisors.

Investment Performance of the Portfolio

The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2010.

The Board considered that the Portfolio outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Growth and Income Portfolio Trustee Approval of Management Agreement SEMIANNUAL REPORT	25

Trustee Approval of Management Agreement

Costs of Services Provided and Profits Realized by Calamos Advisors

Using information provided by Lipper, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

The Board also reviewed Calamos Advisors’ management fee rates for its institutional separate accounts and for its sub-advised funds (for which Calamos Advisors provides portfolio management services only). The Board noted that while, generally, the rates of fees paid by those clients were lower than the rate of fees paid by the Portfolio, the differences reflected Calamos Advisors’ significantly broader scope of services regarding the Portfolio, and the more extensive regulatory obligations and risks associated with managing the Portfolio.

In addition, the Board considered Calamos Advisors’ costs in serving as the Portfolio’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed Calamos Advisors’ methodology for allocating costs among Calamos Advisors’ lines of business. The Board also considered information regarding the structure of Calamos Advisors’ compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of Calamos Advisors in serving as the Portfolio’s investment manager and of Calamos Advisors and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and Calamos Advisors’ other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are higher than the respective medians of the Portfolio’s Expense Group. The Board also considered, however, that the Portfolio’s contractual management fee rate at a common asset level is equal to the median of the Portfolio’s Expense Group.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Portfolio to Calamos Advisors was reasonable in light of the nature and quality of the services provided.

Economies of Scale

The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by Calamos Advisors. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.

Other Benefits Derived from the Relationship with the Portfolio

The Board considered other benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Portfolio. The Board concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio therefor, the Portfolio and Calamos Advisors may potentially benefit from their relationship with each other in other ways.

The Board also considered Calamos Advisors’ use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of Calamos Advisors and concluded, based on reports from the Trust’s Chief Compliance Officer, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in its consideration, the Board, including all of the Independent Trustees, concluded that the continuation through July 31, 2011 of the management agreement for the Portfolio with Calamos Advisors was in the best interest of the Portfolio and its shareholders.

26	Growth and Income Portfolio SEMIANNUAL REPORT Trustee Approval of Management Agreement

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A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio's proxy voting record for the twelve month period ended June 30, 2010, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. 202.942.8090.

CALAMOS ADVISORS TRUST
This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after September 30, 2010, updated performance data for the most recently completed calendar quarter.

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2010 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money™ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

KCLSAN 2146 2010

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date: August 5, 2010

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date: August 5, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date: August 5, 2010

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date: August 5, 2010